SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                           --------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                 Date of Report:
                                  May 26, 2000




                                  Designs, Inc.
             ( Exact name of registrant as specified in its charter)



        Delaware                    0-15898               04-2623104
----------------------------      -----------          -----------------
(State or other jurisdiction      (Commission            (IRS Employer
 of incorporation)                 File Number)         Identification No.)




66 B Street, Needham, MA                                    02494
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(Address of principal executive offices)                 ( Zip Code )




                                  781-444-7222
                                  ------------
                         Registrant's telephone number,
                              including area code )

Item 5.  New Director

On May 5, 2000, the Company announced that Alan Cohen was appointed as a Director of the Company on May 2, 2000, increasing the Company's Board of Directors to ten members.

Mr. Cohen has been Chairman of Alco Capital Group, which specializes in corporate restructuring, reorganizations, and other turnaround situations, since 1975. Currently he serves as the court appointed trustee of County Seat Stores, Inc., a nation-wide chain of specialty apparel stores. Mr. Cohen is also on the Board of Directors of Ames Department Stores, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               DESIGNS, INC.


Dated: May 26, 2000                       by: /s/David A. Levin
                                              ---------------------
                                              David A.Levin, President,
                                              Chief Executive Officer
                                              and Director